UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2006

CHARTWELL INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	005-59509 (Commission File No.)	95-3979080 (IRS Employer Identification No.)

1124 Smith Street, Suite 304

Charleston, WV 25301

(Address and telephone number of principal executive offices) (Zip Code)

(304) 345-8700

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a)	Previous Independent Accountants

(i)          On March 9, 2006, Chartwell International, Inc. (the “Company”) dismissed Ronald R. Chadwick, P.C. (“Chadwick”) as the Company's independent accountant following Chadwick’s review for the quarter ended January 31, 2006.

(ii)         Chadwick’s report on the Company’s consolidated financial statements for the period from March 3, 2005 (inception) through its fiscal year ended July 31, 2005, and further through the subsequent interim periods ended October 31, 2005 and January 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

(iii)        Upon recommendation of its Audit Committee, the Company’s Board of Directors approved the decision to change independent accountants.

(iv)        During the period from March 3, 2005 (inception) through fiscal year ended July 31, 2005, and further through the subsequent interim periods ended October 31, 2005 and January 31, 2006, there have been no disagreements with Chadwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Chadwick, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

(v)         During the period from March 3, 2005 (inception) through fiscal year ended July 31, 2005, and further through the subsequent interim periods ended October 31, 2005 and January 31, 2006, Chadwick did not advise the Company on any matter set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

(vi)        The Company requested that Chadwick furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16 to this Form 8-K.

(b)	New Independent Accountants

On March 10, 2006, the Company engaged Urish Popeck & Co., LLC (“Urish”) as the Company’s new independent accountants to audit the Company’s financial statements for the fiscal year ending July 31, 2006. During the period from March 3, 2005 (inception) through fiscal year ended July 31, 2005, and further through the subsequent interim periods ended October 31, 2005 and January 31, 2006, the Company did not consult with Urish regarding (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv)(A) of Regulation S-B or an event, as that term is defined in Item 304 (a)(1)(iv)(B) of Regulation S-B.

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ITEM 9.01.  Financial Statements and Exhibits

Exhibit	Description

16	Letter from Ronald R. Chadwick, P.C.

99	Press Release titled "Chartwell International Appoints New Auditors"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTWELL INTERNATIONAL, INC.,
a Nevada corporation

Date: March 9, 2006	/s/ Paul Biberkraut
Paul Biberkraut,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16	Letter from Ronald R. Chadwick, P.C.

99	Press Release titled "Chartwell International Appoints New Auditors"